UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDED CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2005

Commission File Number 000-31395

VillageEDOCS

(Exact name of registrant as specified in its charter)

CALIFORNIA	33-0668917
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

14471 CHAMBERS RD. STE. 105 TUSTIN CA	92780
(Address of principal executive offices)	(Zip Code)

(714) 734-1030

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Acquisition - Disposition of Assets

On April 19, 2005, VillageEDOCS, a California corporation (the "Company"), filed a Current Report on Form 8-K.  The Company is filing this amendment to include information required under Items 9.01(a) and 9.01(b).

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The financial statements required by this item are included as Exhibit 99.1 to this Amended Current Report on Form 8-K/A.

(b)  Pro Forma Financial Information.

The financial statements required by this item are included as Exhibit 99.2 to this Amended Current Report on Form 8-K/A.

(c)     Exhibits

Exhibit number	Description
-------------------	---------------------------------------------------------------
2.1	Stock Purchase Agreement dated as of April 1, 2005 and executed April 15, 2005 by and among VillageEDOCS Acquisition Corp, Phoenix Forms, Inc., and Its Shareholders.*
4.1	Promissory Note to Alexander Riess dated April 15, 2005.*
4.2	Promissory Note to William R. Falcon dated April 15, 2005.*
4.3	Common Stock Purchase Warrant to Alexander Riess dated as of April 1, 2005.*
4.4	Common Stock Purchase Warrant to William R. Falcon dated as of April 1, 2005.*
4.5	Note Purchase Agreement dated April 13, 2005 by and between VillageEDOCS and Barron Partners LP*
4.6	Convertible Note to Barron Partners LP dated April 13, 2005*
4.7	Registration Rights Agreement dated April 13, 2005 by and between VillageEDOCS and Barron Partners LP.*
4.8	Form of Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Preferred Stock*
4.9	Stock Purchase Warrant "A" dated April 13, 2005 to Barron Partners LP*
4.10	Stock Purchase Warrant "B" dated April 13, 2005 to Barron Partners LP*
10.1	Employment Agreement dated as of April 1, 2005 by and between Phoenix Forms, Inc. and Alexander Riess.*
10.2	Employment Agreement dated as of April 1, 2005 by and between Phoenix Forms, Inc. and William R Falcon.*
10.3	Release of Claims Agreement dated as of April 1, 2005 by Alexander Riess in favor of Phoenix Forms, Inc.*
10.4	Release of Claims Agreement dated as of April 1, 2005 by William R. Falcon in favor of Phoenix Forms, Inc.*
23.1	Consent of Babush, Neiman, Kornman & Johnson, LLP.**
99.1	Audited Financial Statements of Phoenix Forms, Inc. for the period from February 29, 2004 (inception) through December 31, 2004.**
99.2	Unaudited Pro Forma Financial Statements of the Company and Phoenix Forms, Inc.**
99.3	Press Release dated April 15, 2005 (furnished).*
99.4	Press Release dated April 18, 2005 (furnished).*

* previously filed as an exhibit to the Company's Current Report on Form 8-K, filed with the Commission on April 19, 2005.

** filed herewith

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      June 29, 2005                                                  VILLAGEEDOCS

                                                                                          By:  /s/   Michael A. Richard
                                                                                          Print Name:  Michael A. Richard
                                                                                          Title:  Chief Financial Officer